Exhibit 10.3

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

of Public Media Works, Inc.

We have audited the accompanying balance sheets of Public Media Works, Inc. (a Delaware corporation) as of December 31, 2002 and 2001, and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2002 and 2001 and for the period May 15, 2000 (inception) through December 31, 2000. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Public Media Works, Inc. as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years ended December 31, 2002 and 2001 and for the period May 15, 2000 (inception) through December 31, 2000 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As disclosed in Note 8 to the financial statements, the Company incurred a net loss of $272,818 during the year ended December 31, 2002, and as of that date, the Company’s current liabilities exceeded its current assets by $526,707. These factors create an uncertainty as to the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon additional capital contributions from the sale of stock and the ability to generate operating revenue as the Company transitions from a development stage company to an operating company (see notes 8 and 9). The financial statements do not include any adjustments that might be necessary should the company be unable to continue as a going concern.

Salt Lake City, Utah

May 23, 2003

1

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

BALANCE SHEETS

DECEMBER 31, 2002 and 2001

	2002	2001
Assets

Current Assets:
Cash	$—	$206

Total current assets	—	206

Property and Equipment:
Furniture and leasehold improvements	20,054	20,054
Computers and office equipment	38,384	46,142
	58,438	66,196
Less: accumulated depreciation	26,622	18,273
	31,816	47,923

Unamortized intangible assets, web site development	115,000	115,000

Total Assets	$146,816	$163,129

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable and accrued expenses	$3,289	$2,549
Accrued interest, stockholders	63,566	36,366
Notes payable, stockholders	459,852	392,137

Total current liabilities	526,707	431,052

Stockholders’ Equity:
Common stock, $.01 par value 20,000,000 shares authorized, 17,800,000 and 19,600,000 issued and outstanding	178,000	196,000
Additional paid-in capital	392,195	213,345
Deficit accumulated during the development stage	(950,086)	(677,268)

Total Stockholders’ Equity	(379,891)	(267,923)

Total Liabilities and Stockholders’ Equity	$146,816	$163,129

The accompanying notes are an integral
part of the financial statements.

2

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

YEARS ENDED DECEMBER 31, 2002 AND 2001

AND FOR THE PERIOD MAY 15, 2000 (INCEPTION)

THROUGH DECEMBER 31, 2000

	2002	2001	For the period May 15, 2000 (Inception) Through December 31, 2000	For the period May 15, 2000 (Inception) Through December 31, 2002

Revenues	$—	$—	$—	$—

Operating Expenses:
Advertising and promotion	—	130	16,534	16,664
Auto expenses	—	2,280	2,902	5,l82
Insurance	—	4,745	5,816	10,561
Professional fees	20,960	290	14,820	36,070
Office expenses	2,487	10,213	29,097	41,797
Public relations	—	—	8,211	8,211
Rent	1,000	8,410	6,360	15,770
Salaries	150,000	—	244,245	394,245
Payroll taxes	—	—	7,217	7,217
Telephone and utilities	1,139	3,987	11,427	16,553
Web development/ Consulting costs	21,361	41,137	94,286	156,784
Depreciation	11,451	12,509	6,326	30,286
Travel and entertainment	30,691	4,651	58,891	94,233
Other	1,073	2,712	38,776	42,561

Total operating expenses	240,162	91,064	544,908	876,134

Operating loss	(240,162)	(91,064)	(544,908)	(876,134)

Other income (expense):
Loss on disposal of fixed assets	(4,656)	(2,245)	—	(6,901)
Interest income	—	—	649	649
Interest expense	(27,200)	(27,200)	(10,900)	(65,300)

Total other income (expense)	(31,856)	(29,445)	(10,251)	(71,552)

Loss before income taxes	(272,018)	(120,509)	(555,159)	(947,686)

Provision for income taxes	800	800	800	2,400

Net Loss	$(272,818)	$(121,309)	$(555,959)	$(950,086)

The accompanying notes are an integral
part of the financial statements.

3

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY

YEARS ENDED DECEMBER 31, 2002 AND 2001
AND FOR THE PERIOD MAY 15, 2000 (INCEPTION)
THROUGH DECEMBER 31, 2000

			Additional	Deficit Accumulated During the
	Common Stock		Paid-in	Development
	Shares	Amount	Capital	Stage

Balance, May 15, 2000	—	$—	$—	$—

Common stock issued for cash at $.05/share on June 16, 2000	200,000	2,000	8,000	—

Common stock issued for cash and Company expenses paid directly by shareholder at $.08/share on June 16, 2000	600,000	6,000	44,000	—

Common stock issued for cash at $.025/share on June 23, 2000	2,000,000	20,000	30,000	—

Common stock issued to officers for services rendered during 2000 at $.01/share	16,800,000	168,000	—	—

Cash contributed by shareholders during 2000	—	—	53,750	—

Net loss for the period May 15, 2000 (inception) through December 31, 2000	—	—	—	(555,959)

Balance, December 31, 2000	19,600,000	196,000	135,750	(555,959)

Cash contributed and Company expenses paid directly by shareholders	—	—	77,595	—

Net loss for the year ended December 31, 2001	—	—	—	(121,309)

Balance, December 31, 2001	19,600,000	$196,000	$213,345	$(677,268)

The accompanying notes are an integral
part of the financial statements.

4

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY - CONTINUED

YEARS ENDED DECEMBER 31, 2002 AND 2001
AND FOR THE PERIOD MAY 15, 2000 (INCEPTION)
THROUGH DECEMBER 31, 2000

	Common Stock		Additional Paid-in	Deficit Accumulated During the Development
	Shares	Amount	Capital	Stage

Balance, December 31, 2001	19,600,000	$196,000	$213,345	$(677,268)

Cash contributed by shareholders during 2002	—	—	10,850	—

Shares returned to treasury as part of reorganization on November 1, 2002	(16,800,000)	(168,000)	168,000	—

Common stock issued to officers for services rendered per November 1, 2002 reorganization at $.01/share	15,000,000	150,000	—	—

Net loss for the year ended December 31, 2002	—	—	—	(272,818)

Balance, December 31, 2002	17,800,000	$178,000	$392,195	$(950,086)

The accompanying notes are an integral
part of the financial statements.

5

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2002 AND 2001

AND FOR THE PERIOD MAY 15, 2000 (INCEPTION)

THROUGH DECEMBER 31, 2000

	2002	2001	For the period May 15, 2000 (Inception) Through December 31, 2000	For the period May 15, 2000 (Inception) Through December 31, 2002

Cash flows from operating activities:
Net loss	$(272,818)	$(121,309)	$(555,959)	$(950,086)

Adjustments to reconcile net loss to cash provided by operating activities:
Expenses paid directly by related party creditors	66,715	—	—	66,715
Loss on disposal of fixed assets	4,656	2,245	—	6,901
Depreciation	11,451	12,509	6,326	30,286
Contributions from stockholders	—	26,805	28,500	55,305
Common stock issued for services	150,000	—	168,000	318,000
Increase (decrease) in accounts payable and accrued expenses	27,940	27,180	11,735	66,855

Net cash used by operating activities:	(12,056)	(52,570)	(341,398)	(406,024)

Cash flows from investing activities:
Purchase of property and equipment	—	—	(69,003)	(69,003)
Web site development costs capitalized	—	—	(115,000)	(115,000)

Net cash used by investing activities:	$—	$—	$(184,003)	$(184,003)

The accompanying notes are an integral
part of the financial statements.

6

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS - CONTINUED

YEARS ENDED DECEMBER 31, 2002 AND 2001

AND FOR THE PERIOD MAY 15, 2000 (INCEPTION)

THROUGH DECEMBER 31, 2000

	2002	2001	For the period May 15, 2000 (Inception) Through December 31, 2000	For the period May 15, 2000 (Inception) Through December 31, 2002

Cash flows from financing activities:
Issuance of common stock	$—	$—	$81,500	$81,500
Cash contributed by stockholders	10,850	50,790	53,750	115,390
Proceeds from related party borrowings	1,000	—	392,137	393,137

Net cash provided by financing activities:	11,850	50,790	527,387	590,027

Net increase (decrease) in cash	(206)	(1,780)	1,986	—

Cash, beginning of period	206	1,986	—	—

Cash, end of period	$—	$206	$1,986	$—
Interest paid	$—	$—	$1,734	$1,734

Income taxes paid	$—	$—	$—	$—

The accompanying notes are an integral
part of the financial statements.

7

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

1.                                       Summary of Business and Significant Accounting Policies

a.               Summary of Business

The Company was incorporated under the laws of the State of Delaware on May 15, 2000.  The Company was formed to pursue opportunities in the motion picture industry.  The Company plans to utilize the concept of interactive marketing.  Interactive marketing is a new method to market, promote and produce films. The new marketing method will presell product placement in films to help fund production costs in the initial stages. The Company has not commenced principal operations and is considered a “Development Stage Company” as defined by the Financial Accounting Standards Board Statement No. 7.

b.              Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash or cash equivalents.

c.               Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided using straight-line methods based on estimated useful lives of five to seven years.

d.              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

2.                                       Unamortized Intangible Asset

In September 2000, the Company hired a web site development company to develop its interactive marketing web site for $115,000. At December 31, 2002 and 2001, the intangible asset has been assigned a fair value of $115,000.

Costs incurred internally to maintain and further develop the web site have been recognized as an expense when incurred.

The interactive marketing web site is still in the development stage. The Company has determined that the fair value of the intangible asset has not been impaired.

8

3.                                       Notes Payable, Stockholders

The Company has notes payable with two stockholders. The balance at December 31, 2002 and 2001 was $459,852 and $392,137, respectively. The notes are unsecured and due on demand. Interest is being charged at 8% on $340,000. The remaining amount is non-interest bearing.

4.                                       Preferred Stock

The Company has been authorized to issue 5,000,000 shares of preferred stock of which no preferred stock has been issued as of December 31, 2002. The Company has the authorization to issue the preferred stock in one or more series and to determine the voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of each series.

5.                                       Issuance of Common Stock

During June 2000, the company issued 2,800,000 shares of its common stock at an aggregate price of $110,000 of which $81,500 was received in cash and $28,500 in Company expenses paid directly by a stockholder.

During the year 2000, the Company issued 16,800,000 shares of its common stock to three officers for services rendered. The common shares were valued at $.01 per share for an aggregate price of $168,000. The $168,000 is included in salaries expense in the accompanying statement of operations. In November 2002, the Company hired a new chief executive officer and restructured the equity of the Company. As part of the restructuring, the 16,800,000 common shares were returned to Treasury. Pursuant to a board of directors resolution effective November 1, 2002, the Company issued three officers 15,000,000 shares of its common stock at $.01 per share for an aggregate cost of $150,000 for services rendered. The $150,000 is included in salaries expense in the accompanying statement of operations.

6.                                       Stock Options and Warrants

No options or warrants are outstanding to acquire the Company’s common stock.

9

7.                                       Income Taxes

The provision for income tax consists of the following components at December 31, 2002, 2001 and 2000:

	2002	2001	2000
Current:
Federal income taxes	$—	$—	$—
State income taxes	800	800	800
Deferred	—	—	—
	$800	$800	$800

The following reconciles income taxes reported in the financial statements to taxes that would be obtained by applying regular tax rates to income before taxes:

	2002	2001	2000
Expected tax benefit using regular rates	$(92,486)	$(40,973)	$(188,754)
State minimum tax	800	800	800
Valuation allowance	92,486	40,973	188,754

Tax Provision	$800	$800	$800

Due to the Company being in the development stage and incurring net operating losses, a valuation allowance has been provided to reduce deferred tax assets to the amount that is more likely to be realized. The net deferred tax assets consist of the following components:

	2002	2001	2000
Deferred tax assets	$92,486	$40,973	$188,754
Valuation allowance	(92,486)	(40,973)	(188,754)
Deferred tax liabilities	—	—	—

Net deferred tax assets	$—	$—	$—

The Company has loss carryforwards totaling $629,686 that may be offset against future federal income taxes. If not used, the carryforwards will expire as follows:

Operating Losses

2020	$387,159
2021	120,509
2022	122,018

$629,686

10

8.                                       Development Stage and Operating Deficits

As shown in the accompanying financial statements, the Company incurred a net loss of $272,818 during the year ended December 31, 2002 and accumulated losses of $950,086 since opening for business in 2000. The Company’s current liabilities exceed its current assets by $526,707 at December 31, 2002. These factors create an uncertainty as to the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon the success of raising additional capital through the issuance of common stock and the ability to generate operating revenue. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

9.                                       Subsequent Event

During April and May 2003, the Company issued 850,000 shares of its common stock at $.40 per share for a total amount of $340,000.

In May 2003, the Company paid $50,000 to a shareholder for reimbursement of Company expenses paid directly by the shareholder in a prior year. The $50,000 payable is included in notes payable, shareholders in the accompanying balance sheet (see note 3).

11

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

FINANCIAL STATEMENTS

JUNE 30, 2003 AND DECEMBER 31, 2002

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

of Public Media Works, Inc.

We have audited the accompanying balance sheets of Public Media Works, Inc. (a Delaware corporation) as of June 30, 2003 and December 31, 2002, and the related statements of operations, stockholders’ equity and cash flows for the six months ended June 30, 2003 and the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Public Media Works, Inc. as of June 30, 2003 and December 31, 2002, and the results of its operations and its cash flows for the six months ended June 30, 2003 and the years ended December 31, 2002 and 2001 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As disclosed in Note 8 to the financial statements, the Company incurred a net loss of $236,150 and $272,818, respectively, during the six months ended June 30, 2003 and the year ended December 31, 2002, and as of June 30, 2003, the Company’s current liabilities exceeded its current assets by $415,569. These factors create an uncertainty as to the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon additional capital contributions from the sale of stock and the ability to generate operating revenue as the Company transitions from a development stage company to an operating company (see notes 8 and 9). The financial statements do not include any adjustments that might be necessary should the company be unable to continue as a going concern.

Salt Lake City, Utah

August 22, 2003

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

BALANCE SHEETS

JUNE 30, 2003 AND DECEMBER 31, 2002

	June 30, 2003	December 31, 2002
Assets

Current Assets:
Cash	$118,738	$—
Prepaid expenses	2,816	—

Total current assets	121,554	—

Property and Equipment:
Furniture and leasehold improvements	20,054	20,054
Computers and office equipment	38,384	38,384
	58,438	58,438
Less: accumulated depreciation	31,910	26,622
	26,528	31,816

Unamortized intangible assets, web site development	115,000	115,000

Total Assets	$263,082	$146,816

Liabilities and Stockholders’ Equity

Current Liabilities:
Accounts payable and accrued expenses	$32,781	$3,289
Accrued interest, stockholders	77,166	63,566
Notes payable, stockholders	427,176	459,852

Total current liabilities	537,123	526,707

Stockholders’ Equity:
Common stock, $.01 par value 20,000,000 shares authorized, 18,650,000 and 17,800,000 issued and outstanding	186,500	178,000
Additional paid–in capital	725,695	392,195
Deficit accumulated during the development stage	(1,186,236)	(950,086)

Total Stockholders’ Equity	(274,041)	(379,891)

Total Liabilities and Stockholders’ Equity	$263,082	$146,816

The accompanying notes are an integral
part of the financial statements.

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2003 AND

YEARS ENDED DECEMBER 31, 2002 AND 2001

	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	For the period May 15, 2000 (Inception) Through June 30, 2003

Revenues	$—	$—	$—	$—

Operating Expenses:
Advertising and promotion	217	—	130	16,881
Auto expenses	18,061	—	2,280	23,243
Insurance	—	—	4,745	10,561
Professional fees	10,682	20,960	290	46,752
Office expenses	4,755	2,487	10,213	46,552
Public relations	—	—	—	8,211
Rent	5,400	1,000	8,410	21,170
Salaries	118,750	150,000	—	512,995
Payroll taxes	11,613	—	—	18,830
Telephone and utilities	2,398	1,139	3,987	18,951
Web development/ Consulting costs	13,080	21,361	41,137	169,864
Depreciation	5,288	11,451	12,509	35,574
Travel and entertainment	29,620	30,691	4,651	123,853
Other	2,686	1,073	2,712	45,247

Total operating expenses	222,550	240,162	91,064	1,098,684

Operating loss	(222,550)	(240,162)	(91,064)	(1,098,684)

Other income (expense):
Loss on disposal of fixed assets	—	(4,656)	(2,245)	(6,901)
Interest income	—	—	—	649
Interest expense	(13,600)	(27,200)	(27,200)	(78,900)

Total other income (expense)	(13,600)	(31,856)	(29,445)	(85,152)

Loss before income taxes	(236,150)	(272,018)	(120,509)	(1,183,836)

Provision for income taxes	—	800	800	2,400

Net Loss	$(236,150)	$(272,818)	$(121,309)	$(1,186,236)

The accompanying notes are an integral
part of the financial statements.

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD MAY 15, 2000 (INCEPTION)

THROUGH JUNE 30, 2003

	Common Stock		Additional Paid-in	Deficit Accumulated During the Development
	Shares	Amount	Capital	Stage

Balance, May 15, 2000	—	$—	$—	$—

Common stock issued for cash at $.05/share on June 16, 2000	200,000	2,000	8,000	—

Common stock issued for cash and Company expenses paid directly by shareholder at $.08/share on June 16, 2000	600,000	6,000	44,000	—

Common stock issued for cash at $.025/share on June 23, 2000	2,000,000	20,000	30,000	—

Common stock issued to officers for services rendered during 2000 at $.01/share	16,800,000	168,000	—	—

Cash contributed by shareholders during 2000	—	—	53,750	—

Net loss for the period May 15, 2000 (inception) through December 31, 2000	—	—	—	(555,959)

Balance, December 31, 2000	19,600,000	196,000	135,750	(555,959)

Cash contributed and Company expenses paid directly by shareholders	—	—	77,595	—

Net loss for the year ended December 31, 2001	—	—	—	(121,309)

Balance, December 31, 2001	19,600,000	$196,000	$213,345	$(677,268)

The accompanying notes are an integral
part of the financial statements.

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF STOCKHOLDERS’ EQUITY - CONTINUED

FOR THE PERIOD MAY 15, 2000 (INCEPTION)

THROUGH JUNE 30, 2003

	Common Stock		Additional Paid-in	Deficit Accumulated During the Development
	Shares	Amount	Capital	Stage

Balance, December 31, 2001	19,600,000	$196,000	$213,345	$(677,268)

Cash contributed by shareholders during 2002	—	—	10,850	—

Shares returned to treasury as part of reorganization on November 1, 2002	(16,800,000)	(168,000)	168,000	—

Common stock issued to officers for services rendered per November 1, 2002 reorganization at $.01/share	15,000,000	150,000	—	—

Net loss for the year ended December 31, 2002	—	—	—	(272,818)

Balance, December 31, 2002	17,800,000	178,000	392,195	(950,086)

Cash contributed by shareholders during 2003	—	—	2,000	—

Common stock issued for cash at $.40/share during April through June 2003	850,000	8,500	331,500	—

Net loss for the six months ended June 30, 2003	—	—	—	(236,150)

Balance, June 30, 2003	18,650,000	$186,500	$725,695	$(1,186,236)

The accompanying notes are an integral
part of the financial statements.

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2003 AND

YEARS ENDED DECEMBER 31, 2002 AND 2001

	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	For the period May 15, 2000 (Inception) Through June 30, 2003

Cash flows from operating activities:
Net loss	$(236,150)	$(272,818)	$(121,309)	$(1,186,236)

Adjustments to reconcile net loss to cash provided by operating activities:
Expenses paid directly by related party creditors	17,324	66,715	—	84,039
Loss on disposal of fixed assets	—	4,656	2,245	6,901
Depreciation	5,288	11,451	12,509	35,574

Contributions from stockholders	—	—	26,805	55,305

Common stock issued for services	—	150,000	—	318,000
Increase in prepaid expenses	(2,816)	—	—	(2,816)

Increase (decrease) in accounts payable and accrued expenses	43,092	27,940	27,180	109,947

Net cash used by operating activities:	(173,262)	(12,056)	(52,570)	(579,286)

Cash flows from investing activities:
Purchase of property and equipment	—	—	—	(69,003)
Web site development costs capitalized	—	—	—	(115,000)

Net cash used by investing activities:	$—	$—	$—	$(184,003)

The accompanying notes are an integral
part of the financial statements.

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

STATEMENTS OF CASH FLOWS - CONTINUED

SIX MONTHS ENDED JUNE 30, 2003 AND

YEARS ENDED DECEMBER 31, 2002 AND 2001

	Six Months Ended June 30, 2003	Year Ended December 31, 2002	Year Ended December 31, 2001	For the period May 15, 2000 (Inception) Through June 30, 2003

Cash flows from financing activities:
Issuance of common stock	$340,000	$—	$—	$421,500
Cash contributed by stockholders	2,000	10,850	50,790	117,390
Proceeds from related party borrowings	—	1,000	—	393,137
Repayment of related party borrowings	(50,000)	—	—	(50,000)

Net cash provided by financing activities:	292,000	11,850	50,790	882,027

Net increase (decrease) in cash	118,738	(206)	(1,780)	118,738

Cash, beginning of period	—	206	1,986	—

Cash, end of period	$118,738	$—	$206	$118,738
Interest paid	$—	$—	$—	$1,734

Income taxes paid	$—	$—	$—	$—

The accompanying notes are an integral
part of the financial statements.

PUBLIC MEDIA WORKS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

1.                                       Summary of Business and Significant Accounting Policies

a.               Summary of Business

The Company was incorporated under the laws of the State of Delaware on May 15, 2000.  The Company was formed to pursue opportunities in the motion picture industry.  The Company plans to utilize the concept of interactive marketing.  Interactive marketing is a new method to market, promote and produce films. The new marketing method will presell product placement in films to help fund production costs in the initial stages. The Company has not commenced principal operations and is considered a “Development Stage Company” as defined by the Financial Accounting Standards Board Statement No. 7.

b.              Cash Flows

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash or cash equivalents.

c.               Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided using straight-line methods based on estimated useful lives of five to seven years.

d.              Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

2.                                       Unamortized Intangible Asset

In September 2000, the Company hired a web site development company to develop its interactive marketing web site for $115,000. At June 30, 2003 and December 31, 2002, the intangible asset has been assigned a fair value of $115,000.

Costs incurred internally to maintain and further develop the web site have been recognized as an expense when incurred.

The interactive marketing web site is still in the development stage. The Company has determined that the fair value of the intangible asset has not been impaired.

3.                                       Notes Payable, Stockholders

The Company has notes payable with two stockholders. The balance at June 30, 2003 and December 31, 2002 was $427,176 and $459,352, respectively. The notes are unsecured and due on demand. Interest is being charged at 8% on $340,000. The remaining amount is non-interest bearing.

4.                                       Preferred Stock

The Company has been authorized to issue 5,000,000 shares of preferred stock of which no preferred stock has been issued as of June 30, 2003. The Company has the authorization to issue the preferred stock in one or more series and to determine the voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of each series.

5.                                       Issuance of Common Stock

During April through June 2003, the Company issued 850,000 shares of its common stock at $.40 per share for a total amount of $340,000.

During June 2000, the company issued 2,800,000 shares of its common stock at an aggregate price of $110,000 of which $81,500 was received in cash and $28,500 in Company expenses paid directly by a stockholder.

During the year 2000, the Company issued 16,800,000 shares of its common stock to three officers for services rendered. The common shares were valued at $.01 per share for an aggregate price of $168,000. The $168,000 is included in salaries expense in the accompanying statement of operations. In November 2002, the Company hired a new chief executive officer and restructured the equity of the Company. As part of the restructuring, the 16,800,000 common shares were returned to Treasury. Pursuant to a board of directors resolution effective November 1, 2002, the Company issued three officers 15,000,000 shares of its common stock at $.01 per share for an aggregate cost of $150,000 for services rendered. The $150,000 is included in salaries expense in the accompanying statement of operations.

6.                                       Stock Options and Warrants

No options or warrants are outstanding to acquire the Company’s common stock.

7.                                       Income Taxes

The provision for income tax consists of the following components at June 30, 2003 and December 31, 2002 and 2001:

	June 30, 2003	December 31, 2002	December 31, 2001
Current:
Federal income taxes	$—	$—	$—
State income taxes	—	800	800
Deferred	—	—	—
	$—	$800	$800

The following reconciles income taxes reported in the financial statements to taxes that would be obtained by applying regular tax rates to income before taxes:

	June 30, 2003	December 31, 2002	December 31, 2001
Expected tax benefit using regular rates	$(80,291)	$(92,486)	$(40,973)
State minimum tax	—	800	800
Valuation allowance	80,291	92,486	40,973

Tax Provision	$—	$800	$800

Due to the Company being in the development stage and incurring net operating losses, a valuation allowance has been provided to reduce deferred tax assets to the amount that is more likely to be realized. The net deferred tax assets consist of the following components:

	June 30, 2003	December 31, 2002	December 31, 2001

Deferred tax assets	$402,504	$322,213	$229,727
Valuation allowance	(402,504)	(322,213)	(229,727)
Deferred tax liabilities	—	—	—

Net deferred tax assets	$—	$—	$—

The Company has loss carryforwards totaling $865,836 that may be offset against future federal income taxes. If not used, the carryforwards will expire as follows:

Operating Losses

2020	$387,159
2021	120,509
2022	122,018
2023	236,150

$865,836

8.                                       Development Stage and Operating Deficits

As shown in the accompanying financial statements, the Company incurred a net loss of $236,150 and $272,818, respectively, during the six months ended June 30, 2003 and year ended December 31, 2002 and accumulated losses of $1,186,236 since opening for business in 2000. The Company’s current liabilities exceed its current assets by $415,569 at June 30, 2003. These factors create an uncertainty as to the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent upon the success of raising additional capital through the issuance of common stock and the ability to generate operating revenue. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

9.                                       Subsequent Event

On July 23, 2003, the Company entered into a Share Exchange Agreement with Burnam Management, Inc. (BMI), a Delaware publicly traded company. The agreement is scheduled to close on or before August 31, 2003. The shareholders of the company have agreed to surrender all shares to BMI, then BMI will issue from authorized but previously unissued shares, 19,062,500 shares of BMI common voting shares to the Company’s Current Stockholders. As a result of the exchange, the Company will become a wholly-owned subsidiary of BMI. After the exchange, the total of BMI shares issued and outstanding will amount to 24,062,500.

During July and August 2003, the Company issued 412,500 shares of its common stock at $.40 per share for a total amount of $165,000.